Exhibit C-10

RECENT DEVELOPMENTS OF CANADA

TABLES AND SUPPLEMENTARY INFORMATION

The tables and supplementary information under the headings Unmatured Market Debt, Other Obligations (with Respect to Money Borrowed) and Supplementary Information have been provided by the Department of Finance and the Bank of Canada.

Unmatured Market Debt

All debt obligations listed below are direct obligations of the Government of Canada and constitute a charge on the Consolidated Revenue Fund of Canada.

(A) Payable in Canada in Canadian Dollars

Marketable Bonds(1)

				Outstanding at
Maturity date	Coupon %	Issue date(s)	Series	September 30, 2009

Maturing in 2009-10
2009 — Oct. 1	10 3/4	June 12/85 and July 1/85 and Sept. 1/85 and Sept. 1/88	H63	$207,790,000
Dec. 1	4 1/4	May 25/07 and Sept. 21/07 and Oct. 12/07	YJ78	3,112,792,000
2010 — Mar. 1	9 3/4	Mar. 15/86	H79	79,534,000

				3,400,116,000

Maturing in 2010-11
2010 — June 1	3 3/4	Nov. 30/07 and Jan. 11/08	YM08	3,125,600,000
June 1	5 1/2	Aug. 3/99 and Nov. 1/99 and Feb. 1/00 and Mar. 20/00	WX80	5,055,128,000
June 1	9 1/2	Apr. 10/86 and July 1/87 and July 1/89 and Aug. 10/89 and Oct. 1/89 and Dec. 15/89 and Feb. 1/90	H81	2,183,485,000
Sept. 1	4	Nov. 22/04 and Jan. 24/05 and Feb. 21/05 and Apr. 26/05 and May 24/05 and July 18/05 and Aug. 29/05 and Oct. 11/05	XY54	7,394,884,000
Oct. 1	8 3/4	Apr. 28/86	H85	97,018,000
Dec. 1	2 3/4	May 23/08 and Aug. 22/08 and Sept. 19/08 and Nov. 21/09 and Dec. 19/08	YP39	12,184,302,000
2011 — Mar. 1	9	July 3/86 and Sept. 2/86 and Oct. 23/86 and Dec. 15/86 and May 1/87 and Mar. 15/88	H87	463,681,000

				30,504,098,000

Maturing in 2011-12
2011 — June 1	6	May 1/00 and Aug. 1/00 and Oct. 30/00 and Jan. 29/01 and May 7/01 and July 30/01	XB51	9,802,369,000
June 1	8 1/2	Feb. 19/87 and Mar. 15/87	H98	606,151,000
June 1	1 1/4	Jan. 27/09 and Feb. 24/09 and Mar. 29/09	YT50	11,000,000,000

Sept 1	3 3/4	Nov. 21/05 and Jan. 23/06 and Feb. 20/06 and May 23/06 and Jun. 27/06 and Jul. 31/06 and Aug. 21/06	YC26	8,766,862,000

Sep. 1	1	May 08/09 and Jun. 19/09 and Jul. 30/09	YW89	10,000,000,000

Dec. 1	1 1/4	Aug. 21/09 and Sep. 18/09	YY46	6,000,000,000

				46,175,382,000

Maturing in 2012-13
2012 — June 1	3 3/4	Nov. 6/06 and Dec. 11/06 and Feb. 19/07 and May 7/07 and Aug. 20/07 and Nov. 13/07	YG30	6,799,165,000
June 1	5 1/4	Oct 29/01 and Feb. 11/02 and April 22/02 and June 25/02 and Aug. 6/02 and Sept. 30/02 and Oct. 15/02	XH22	10,356,853,000

Sep. 1	2	Jun. 01/09 and Jul. 13/09 and Aug. 10/09	YX62	10,500,000,000

				27,656,018,000

Unmatured Market Debt (Continued)

				Outstanding at
Maturity date	Coupon %	Issue date(s)	Series	September 30, 2009

Maturing in 2013-14
2013 — June 1	3 1/2	Feb. 25/08 and Mar. 10/08 and May 12/08 and Aug. 5/08 and Oct. 28/08 and Nov. 17/08	YN80	$15,063,624,000
June 1	5 1/4	Nov. 4/02 and Dec. 16/02 and Feb. 10/03 and Mar. 24/03 and May 12/03 and June 25/03 and Aug. 11/03 and Sept. 30/03	XM17	8,996,594,000
2014 — Mar. 15	10 1/4	Mar. 15/89 and Mar. 30/89 and Mar. 15/90 and July 1/90 and Aug. 1/90 and Feb. 21/91	A23	709,898,000

				24,770,116,000

Maturing in 2014-15
2014 — June 1	5	Oct. 20/03 and Dec. 15/03 and Feb. 9/04 and Mar. 22/04 and May 3/04 and June 22/04 and Aug. 16/04 and Sept. 28/04	XS86	9,753,802,000
Jun. 1	3	Oct. 21/08 and Jan. 19/09 and Feb. 12/09 and Mar. 16/09	YS77	16,000,000,000
Dec. 1	2	Apr. 20/09 and May 25/09 and Jul. 20/09 and Aug. 27/09 and Sep. 29/09	YU24	15,000,000,000

				40,753,802,000

Maturing in 2015-16
2015 — June 1	4 1/2	Oct. 18/04 and Dec. 20/04 and Feb. 7/05 and Mar. 14/05 and May 9/05 and June 21/05 and Aug. 15/05 and Sept. 26/05	XX71	10,143,325,000
June 1	11 1/4	May 1/90 and May 31/90 and Oct. 1/90 and Nov. 15/90	A34	456,505,000

				10,599,830,000

Maturing in 2016-17
2016 — June 1	4	Nov. 7/05 and Dec. 12/05 and Feb. 6/06 and Mar. 13/06 and Apr. 24/06 and Jun. 12/06 and Aug. 8/06 and Sept. 19/06	YB43	10,157,400,000

Maturing in 2017-18
2017 — June 1	4	Oct. 16/06 and Nov. 27/06 and Jan. 29/07 and Mar. 19/07 and Apr. 23/07 and Aug. 7/07 and Sept. 17/07	YF56	10,342,526,000

Maturing in 2018-19
2018 — June 1	4 1/4	Oct. 29/07 and Feb. 11/08 and Mar. 25/08 and Apr. 21/08 and June 23/08 and July 14/08	YL25	10,622,764,000

Maturing in 2019-20
2019 — Jun. 1	3 3/4	Oct. 6/08 and Nov. 10/09 and Feb. 9/09 and Mar. 2/09 and Mar. 10/09 and Apr. 14/09 and Jun. 15/09 and Aug. 18/09	YR94	17,650,000,000

Maturing in 2020-21
2020 — Jun. 1	3 1/2	Sep. 8/09	YZ11	3,000,000,000
2021 — Mar. 15	10 1/2	Dec. 15/90 and Jan. 9/91 and Feb. 1/91	A39	663,361,000

				3,663,361,000

Maturing in 2021-22
2021 — June 1	9 3/4	May 9/91 and June 1/91 and July 1/91 and Aug. 1/91 and Sept. 1/91 and Oct. 17/91	A43	352,523,000
Dec. 1	4 1/4	Dec. 10/91 and Oct. 14/92 and May 1/93 and Dec. 1/93 and Feb. 22/94 and June 21/94 and Sept. 15/94 and Dec. 15/94 and Feb. 2/95 and May 8/95 and Aug. 4/95	L25	7,145,691,750	(2)

				7,498,214,750

Maturing in 2022-23
2022 — June 1	9 1/4	Dec. 15/91 and Jan. 3/92 and May 15/92	A49	234,636,000

Maturing in 2023-24
2023 — June 1	8	Aug. 17/92 and Feb. 1/93 and Apr. 1/93 and July 26/93 and Oct. 15/93 and Feb. 1/94 and May 2/94	A55	4,149,000,000

Maturing in 2025-26
2025 — June 1	9	Aug. 2/94 and Nov. 1/94 and Feb. 1/95 and May 1/95 and Aug. 1/95 and Nov. 1/95 and Feb. 1/96	A76	3,355,345,000

Unmatured Market Debt (Continued)

				Outstanding at
Maturity date	Coupon %	Issue date(s)	Series	September 30, 2009

Maturing in 2026-27
2026 — Dec. 1	4 1/4	Dec. 7/95 and Mar. 6/96 and June 6/96 and Sept. 6/96 and Dec. 6/96 and Mar. 12/97 and June 9/97 and Sept. 8/97 and Dec. 8/97 and Mar. 9/98 and June 8/98 and Sept. 8/98 and Dec. 7/98	VS05	$6,857,287,500	(2)

Maturing in 2027-28
2027 — June 1	8	May 1/96 and Aug. 1/96 and Nov. 1/96 and Feb. 3/97 and May 1/97 and Aug. 1/97 and Nov. 3/97	VW17	6,471,435,000

Maturing in 2029-30 2029 — June 1	5 3/4	Feb. 2/98 and May 1/98 and Nov. 2/98 and May 3/99 and Oct. 15/99 and Apr. 24/00 and Oct. 16/00 and Apr. 23/01	WL43	12,804,867,000

Maturing in 2031-32 2031 — Dec. 1	4	Mar. 8/99 and June 8/99 and Sept. 7/99 and Dec. 6/99 and Mar. 6/00 and June 5/00 and Sept. 5/00 and Dec. 11/00 and Mar. 5/01 and June 11/01 and Sept. 24/01 and Dec. 10/01 and Mar. 18/02 and June 10/02 and Sept. 16/02 and Dec. 9/02 and Mar. 17/03	WV25	7,280,798,000	(2)

Maturing in 2033-34
2033 — June 1	5 3/4	Oct. 15/01 and Jan. 21/02 and Mar. 4/02 and May 6/02 and July 15/02 and Nov. 25/02 and Jan. 20/03 and Mar. 3/03 and Apr. 14/03 and July 14/03 and Aug. 25/03 and Nov. 10/03 and Jan. 19/04 and Mar. 1/04	XG49	13,410,295,000

Maturing in 2036-37
2036 — Dec. 1	3	June 9/03 and Sept. 15/03 and Dec. 8/03 and Mar. 8/04 and June 7/04 and Sept. 7/04 and Dec. 6/04 and Mar. 7/05 and June 6/05 and Sept. 6/05 and Dec. 5/05 Mar. 06/06 and June 5/06 and Oct. 2/06 and Dec. 4/06 and Mar. 5/07	XQ21	6,515,788,500	(2)

Maturing in 2037-38
2037 — June 1	5	July 19/04 and Sept. 14/04 and Nov. 8/04 and Jan. 17/05 and Apr. 11/05 and Jul. 11/05 and Oct. 18/05 and Jan. 16/06 and May 1/06 and Jul. 24/06 and Oct. 31/06 and Jan. 15/07 and June 11/07 and July 23/07 and Oct. 9/07 and Jan. 21/08 and Jan. 12/09	XW98	13,999,089,000

Maturing in 2041-42
2041 — June 1	4	June 9/08 and Sept. 15/08 and Dec. 15/08 and Mar. 23/09 and May 19/09 and Jul. 14/09 and Aug. 5/09	YQ12	7,900,000,000
Dec. 1	2	June 4/07 and Sept. 4/07 and Dec. 10/07 and Mar. 3/08 and June 2/08 and Sept. 2/08 and Dec. 8/08 and Mar. 9/09 and Jan. 2/09 and Aug. 31/09	YK42	5,621,239,000	(2)

				13,521,239,000

Total Unmatured Marketable Bonds Payable In Canadian Dollars				332,393,407,750

Treasury Bills

Maturity date(s)	Yield %	Issue dates

Various maturity dates from Oct. 1, 2009 to Sept. 2, 2010	0.219 to 2.656	Various issue dates from Oct. 2, 2008 to Sept. 28, 2009	193,200,000,000

Canada Savings Bonds(3)

		Annual		Outstanding at
Series	Maturity date	Coupons %	Issue date	September 30, 2009

S46	2013 — Nov. 1(4)	.40 – 7.50	1991 — Nov. 1	$196,204,718
S47	2014 — Nov. 1(4)	.40 – 7.50	1992 — Nov. 1	318,272,418
S48	2015 — Nov. 1(4)	.40 – 7.50	1993 — Nov. 1	256,876,304
S49	2016 — Nov. 1(4)	.40 – 7.50	1994 — Nov. 1	377,358,600
S50	2017 — Nov. 1(4)	.40 – 6.75	1995 — Nov. 1	303,291,830

Unmatured Market Debt (Continued)

		Annual		Outstanding at
Series	Maturity date	Coupons %	Issue date	September 30, 2009

S51	2018 — Nov. 1(4)	.40 – 8.75	1996 — Nov. 1	590,692,828
S52	2017 — Nov. 1(4)	.40 – 6.50	1997 — Nov. 1	565,104,144
S54	2018 — Nov. 1(4)	.40 – 4.85	1998 — Nov. 1	252,003,848
S55	2018 — Dec. 1(4)	.40 – 4.85	1998 — Dec. 1	19,719,844
S56	2019 — Jan. 1(4)	1.35 – 4.85	1999 — Jan. 1	3,922,290
S57	2019 — Feb. 1(4)	1.25 – 4.60	1999 — Feb. 1	2,420,265
S58	2019 — Mar. 1(4)	1.00 – 4.75	1999 — Mar. 1	5,154,266
S59	2019 — Apr. 1(4)	.75 – 4.75	1999 — Apr. 1	3,274,509
S60	2019 — Nov. 1(4)	.40 – 4.85	1999 — Nov. 1	167,585,883
S61	2019 — Dec. 1(4)	.40 – 4.85	1999 — Dec. 1	19,023,504
S62	2020 — Jan. 1(4)	1.35 – 4.85	2000 — Jan. 1	6,320,215
S63	2020 — Feb. 1(4)	1.25 – 4.60	2000 — Feb. 1	3,969,967
S64	2020 — Mar. 1(4)	1.00 – 4.75	2000 — Mar. 1	6,814,601
S65	2020 — Apr. 1(4)	.75 – 4.75	2000 — Apr. 1	8,686,854
S66	2010 — Nov. 1	.40 – 4.85	2000 — Nov. 1	158,497,666
S67	2010 — Dec. 1	.40 – 4.85	2000 — Dec. 1	13,399,863
S68	2011 — Jan. 1	1.35 – 4.85	2001 — Jan. 1	6,382,052
S69	2011 — Feb. 1	1.25 – 4.40	2001 — Feb. 1	4,708,490
S70	2011 — Mar. 1	1.00 – 4.00	2001 — Mar. 1	4,635,114
S71	2011 — Apr. 1	.75 – 4.00	2001 — Apr. 1	3,167,785
S72	2011 — Nov. 1	.40 – 3.25	2001 — Nov. 1	217,906,370
S73	2011 — Dec. 1	.40 – 3.25	2001 — Dec. 1	13,940,956
S74	2012 — Jan. 1	1.35 – 3.10	2002 — Jan. 1	3,170,461
S75	2012 — Feb. 1	1.25 – 2.85	2002 — Feb. 1	2,639,921
S76	2012 — Mar. 1	1.00 – 4.00	2002 — Mar. 1	7,903,211
S77	2012 — Apr. 1	.75 – 4.00	2002 — Apr. 1	6,700,421
S78	2012 — Nov. 1	.40 – 3.25	2002 — Nov. 1	251,053,325
S79	2012 — Dec. 1	.40 – 3.25	2002 — Dec. 1	19,315,017
S80	2013 — Jan. 1	1.65 – 3.10	2003 — Jan. 1	5,281,457
S81	2013 — Feb. 1	1.25 – 2.85	2003 — Feb. 1	3,522,983
S82	2013 — Mar. 1	1.00 – 3.10	2003 — Mar. 1	7,897,958
S83	2013 — Apr. 1	.75 – 3.10	2003 — Apr. 1	8,360,957
S84	2013 — Nov. 1	.40 – 3.25	2003 — Nov. 1	188,882,278
S85	2013 — Dec. 1	.40 – 3.25	2003 — Dec. 1	9,898,600
S86	2014 — Jan. 1	1.65 – 3.10	2004 — Jan. 1	2,590,142
S87	2014 — Feb. 1	1.25 – 2.85	2004 — Feb. 1	1,962,090
S88	2014 — Mar. 1	1.00 – 3.10	2004 — Mar. 1	4,313,386
S89	2014 — Apr. 1	.75 – 3.10	2004 — Apr. 1	2,483,689
S90	2014 — Nov. 1	.40 – 3.25	2004 — Nov. 1	213,886,647
S91	2014 — Dec. 1	.40 – 3.25	2004 — Dec. 1	11,666,375
S92	2015 — Jan. 1	1.65 – 3.10	2005 — Jan. 1	4,252,025
S93	2015 — Feb. 1	1.25 – 2.85	2005 — Feb. 1	2,349,387
S94	2015 — Mar. 1	1.00 – 3.10	2005 — Mar. 1	5,606,978
S95	2015 — Apr. 1	.75 – 3.10	2005 — Apr. 1	3,051,451
S96	2015 — Nov. 1	.40 – 3.25	2005 — Nov. 1	277,524,710
S97	2015 — Dec. 1	.40 – 3.25	2005 — Dec. 1	12,815,352
S98	2016 — Jan. 1	1.65 – 3.10	2006 — Jan. 1	3,364,300
S99	2016 — Feb. 1	1.25 – 2.85	2006 — Feb. 1	2,739,594
S100	2016 — Mar. 1	1.00 – 2.75	2006 — Mar. 1	6,199,629
S101	2016 — Apr. 1	.75 – 3.10	2006 — Apr. 1	4,113,540
S102	2016 — Nov. 1	.40 – 3.25	2006 — Nov. 1	383,567,227
S103	2016 — Dec. 1	.40 – 3.25	2006 — Dec. 1	16,835,549
S104	2017 — Jan. 1	1.65 – 3.10	2007 — Jan. 1	4,409,512
S105	2017 — Feb. 1	1.25 – 2.85	2007 — Feb. 1	3,104,951
S106	2017 — Mar. 1	1.00 – 3.10	2007 — Mar. 1	8,849,742
S107	2017 — Apr. 1	.75 – 3.10	2007 — Apr. 1	5,813,264
S108	2017 — Nov. 1	.40 – 3.25	2007 — Nov. 1	576,109,646
S109	2017 — Dec. 1	.40 – 3.25	2007 — Dec. 1	28,476,472
S110	2018 — Jan. 1	1.65 – 3.10	2008 — Jan. 1	8,198,064
S111	2018 — Feb. 1	1.25 – 2.85	2008 — Feb. 1	8,993,128
S112	2018 — Mar. 1	1.00 – 2.50	2008 — Mar. 1	13,117,101
S113	2018 — Apr. 1	.75 – 2.45	2008 — Apr. 1	17,622,007
S114	2018 — Nov. 1	.40 – 2.00	2008 — Nov. 1	1,301,192,102
S115	2018 — Dec. 1	.40 – 1.85	2008 — Dec. 1	81,432,799
S116	2019 — Jan. 1	1.65	2009 — Jan. 1	66,053,012

Unmatured Market Debt (Continued)

		Annual		Outstanding at
Series	Maturity date	Coupons %	Issue date	September 30, 2009

S117	2019 — Feb. 1	1.25	2009 — Feb. 1	56,305,498
S118	2019 — Mar. 1	1.00	2009 — Mar. 1	62,952,922
S119	2019 — Apr. 1	0.75	2009 — Apr. 1	47,490,740

				7,293,404,802

Canada Premium Bonds(5)

		Annual		Outstanding at
Series	Maturity date	Coupons %	Issue date	September 30, 2009

P3	2018 — Nov. 1 (4)	1.85 – 5.00	1998 — Nov. 1	$404,305,696
P4	2018 — Dec. 1 (4)	1.85 – 4.50	1998 — Dec. 1	47,396,628
P5	2019 — Jan. 1 (4)	2.00 – 4.50	1999 — Jan. 1	10,923,934
P6	2019 — Feb. 1 (4)	1.75 – 4.75	1999 — Feb. 1	8,173,123
P7	2019 — Mar. 1 (4)	1.75 – 6.00	1999 — Mar. 1	34,651,680
P8	2019 — Apr. 1 (4)	1.40 – 6.00	1999 — Apr. 1	25,853,495
P9	2019 — Nov. 1 (4)	1.00 – 6.00	1999 — Nov. 1	249,486,348
P10	2019 — Dec. 1 (4)	1.00 – 6.00	1999 — Dec. 1	76,240,037
P11	2020 — Jan. 1 (4)	2.50 – 6.00	2000 — Jan. 1	25,109,463
P12	2020 — Feb. 1 (4)	2.50 – 6.00	2000 — Feb. 1	20,196,665
P13	2020 — Mar. 1 (4)	2.50 – 6.25	2000 — Mar. 1	44,458,023
P14	2020 — Apr. 1 (4)	2.50 – 6.25	2000 — Apr. 1	58,941,805
P15	2010 — Nov. 1	2.35 – 5.90	2000 — Nov. 1	327,994,488
P16	2010 — Dec. 1	2.35 – 5.90	2000 — Dec. 1	71,264,737
P17	2011 — Jan. 1	2.35 – 5.90	2001 — Jan. 1	78,694,759
P18	2011 — Feb. 1	1.75 – 5.75	2001 — Feb. 1	151,232,069
P19	2011 — Mar. 1	1.75 – 4.55	2001 — Mar. 1	19,304,459
P20	2011 — Apr. 1	1.40 – 4.55	2001 — Apr. 1	19,551,850
P21	2011 — Nov. 1	1.85 – 4.00	2001 — Nov. 1	353,925,454
P22	2011 — Dec. 1	1.85 – 4.00	2001 — Dec. 1	49,226,068
P23	2012 — Jan. 1	2.00 – 3.50	2002 — Jan. 1	13,303,172
P24	2012 — Feb. 1	2.00 – 3.50	2002 — Feb. 1	11,308,301
P25	2012 — Mar. 1	2.00 – 6.00	2002 — Mar. 1	61,631,366
P26	2012 — Apr. 1	2.00 – 6.00	2002 — Apr. 1	29,309,304
P27	2012 — Nov. 1	2.50 – 6.00	2002 — Nov. 1	709,722,034
P28	2012 — Dec. 1	2.50 – 6.00	2002 — Dec. 1	140,765,120
P29	2013 — Jan. 1	2.50 – 6.00	2003 — Jan. 1	54,240,160
P30	2013 — Feb. 1	2.50 – 6.00	2003 — Feb. 1	8,907,175
P33	2013 — Feb. 1	2.50 – 5.00	2003 — Feb. 1	19,757,335
P31	2013 — Mar. 1	2.50 – 5.00	2003 — Mar. 1	43,577,081
P32	2013 — Apr. 1	2.50 – 5.00	2003 — Apr. 1	37,829,001
P34	2013 — Nov. 1	2.35 – 5.00	2003 — Nov. 1	549,527,653
P35	2013 — Dec. 1	2.35 – 5.50	2003 — Dec. 1	120,814,327
P36	2014 — Jan. 1	2.35 – 5.50	2004 — Jan. 1	42,196,180
P37	2014 — Feb. 1	1.75 – 5.00	2004 — Feb. 1	27,783,406
P38	2014 — Mar. 1	1.75 – 4.00	2004 — Mar. 1	40,000,496
P39	2014 — Apr. 1	1.40 – 4.00	2004 — Apr. 1	21,371,304
P40	2014 — Nov. 1	1.85 – 3.50	2004 — Nov. 1	157,085,389
P41	2014 — Dec. 1	1.85 – 3.50	2004 — Dec. 1	37,716,165
P42	2015 — Jan. 1	2.00 – 3.25	2005 — Jan. 1	12,741,701
P43	2015 — Feb. 1	2.00 – 3.05	2005 — Feb. 1	6,408,696
P44	2015 — Mar. 1	2.00 – 3.15	2005 — Mar. 1	8,362,200
P45	2015 — Apr. 1	2.00 – 3.05	2005 — Apr. 1	7,025,571
P46	2015 — Nov. 1	2.25 – 2.75	2005 — Nov. 1	87,788,356
P47	2015 — Dec. 1	2.35 – 3.55	2005 — Dec. 1	37,652,387
P48	2016 — Jan. 1	2.35 – 4.00	2006 — Jan. 1	11,460,524
P49	2016 — Feb. 1	1.75 – 4.00	2006 — Feb. 1	11,923,982
P50	2016 — Mar. 1	1.75 – 4.00	2006 — Mar. 1	12,003,000
P51	2016 — Apr. 1	1.40 – 4.00	2006 — Apr. 1	13,765,752
P52	2016 — Nov. 1	1.00 – 3.35	2006 — Nov. 1	88,571,569
P53	2016 — Dec. 1	1.00 – 3.35	2006 — Dec. 1	22,220,670
P54	2017 — Jan. 1	3.05 – 3.25	2007 — Jan. 1	6,239,343
P55	2017 — Feb. 1	2.95 – 3.05	2007 — Feb. 1	4,949,022
P56	2017 — Mar. 1	3.15 – 3.35	2007 — Mar. 1	32,619,833
P57	2017 — Apr. 1	3.15 – 3.35	2007 — Apr. 1	24,032,911
P58	2017 — Nov. 1	3.30 – 3.50	2007 — Nov. 1	80,809,022
P59	2017 — Dec. 1	3.30 – 3.50	2007 — Dec. 1	20,526,868
P60	2018 — Jan. 1	3.15 – 3.25	2008 — Jan. 1	5,199,246
P61	2018 — Feb. 1	2.95 – 3.05	2008 — Feb. 1	5,684,202
P62	2018 — Mar. 1	2.85 – 3.15	2008 — Mar. 1	11,929,892
P63	2018 — Apr. 1	2.75 – 3.05	2008 — Apr. 1	16,007,063
P64	2018 — Nov . 1	2.35 – 2.65	2008 — Nov. 1	176,067,321
P65	2018 — Dec. 1	2.35 – 2.65	2008 — Dec. 1	102,548,129

Unmatured Market Debt (Continued)

		Annual		Outstanding at
Series	Maturity date	Coupons %	Issue date	September 30, 2009

P66	2019 — Jan. 1	2.35 – 2.65	2009 — Jan. 1	70,726,395
P67	2019 — Feb. 1	1.75 – 2.05	2009 — Feb. 1	28,395,627
P68	2019 — Mar. 1	1.75 – 2.05	2009 — Mar. 1	31,389,902
P69	2019 — Apr. 1	1.40 – 1.70	2009 — Apr. 1	37,590,435

				5,178,415,369

Obligations Issued To Canada Pension Plan Investment Fund(6)

Maturity date(s)	Coupon(s) %	Issue date(s)

Various maturity dates from Oct. 2, 2009 to July 2, 2012	9.17 to 11.33	Various issue dates from Oct. 2, 1989 to Jul. 2, 1992 (long term)	456,262,000

Total Unmatured Market Debt Payable In Canadian Dollars	538,521,489,921

Unmatured Market Debt (Continued)

(B) Payable In Foreign Currency (1) (7)

Canada Bills

					Outstanding at
Maturity date(s)	Yield(s) %	Original issue amount		Issue date(s)	September 30, 2009

Various maturity dates	0.01 to 0.9	U.S.$	4,724,568,000	Various issue dates
from Oct. 1, 2009				from Jan. 23, 2009
to Jun. 11, 2010				to Sept. 25, 2009	$5,058,594,958

Other Marketable Bonds Payable In Foreign Currencies

		Original amount at			Issue or
Maturity date	Coupon %	issue or assumption			assumption date

2010 — Jan. 15	8.60	U.S.$	157,895,000	(8)	Feb. 5, 2001	169,058,177
2014 — Sep. 10	2.38	U.S.$	3,000,000,000		Sep. 10, 2009	3,212,100,000
2016 — Dec. 15	8 1/4	U.S.$	38,244,000	(8) (9)	Feb. 5, 2001	35,594,351
2018 — June 30	9.70	U.S.$	16,080,000	(8)	Feb. 5, 2001	17,216,856
2019 — June 1	8.80	U.S.$	3,500,000	(8)	Feb. 5, 2001	3,747,450

Total (10)						3,437,716,834

Total Unmatured Market Debt Payable In Foreign Currency						8,496,311,792

Total Unmatured Market Debt						$547,017,801,713

Unmatured Market Debt (Continued)

(C) Cross Currency Swaps

For the cross currency swaps listed below (outstanding as of September 30, 2009), the Government’s Canadian dollar liability has been swapped into a U.S. dollar liability

	Canadian dollar liability		U.S. dollar liability
Maturity date	Coupon %	Notional amount	Basis	Notional amount

2009 Oct. 01	5.3750	$116,572,500	Fixed	USD 75,000,000
Oct. 01	5.6700	115,000,000	3 month LIBOR	80,685,000
Oct. 01	5.6800	118,300,000	3 month LIBOR	80,662,500
Oct. 01	6.0838	113,190,000	3 month LIBOR	82,935,000
Oct. 01	6.1410	103,774,000	3 month LIBOR	70,421,000
2010 Jun. 01	3.9350	65,775,000	3 month LIBOR	50,000,000
Oct. 01	4.4950	79,230,000	Fixed	50,000,000
2011 Mar. 01	4.6400	78,670,000	Fixed	50,000,000
Mar. 01	5.0090	78,375,000	Fixed	50,000,000
Mar. 01	5.4000	115,072,500	Fixed	75,000,000
Mar. 01	5.4300	114,750,000	Fixed	75,000,000
Mar. 01	5.5860	116,632,500	Fixed	75,000,000
Jun. 01	4.4445	99,750,000	Fixed	75,000,000
Jun. 01	4.4527	99,375,000	Fixed	75,000,000
Jun. 01	4.4659	68,450,000	3 month LIBOR	50,000,000
Jun. 01	4.5279	68,940,000	Fixed	50,000,000
Jun. 01	4.6112	101,400,000	Fixed	75,000,000
Jun. 01	4.6430	78,670,000	Fixed	50,000,000
Jun. 01	4.6600	79,010,000	Fixed	50,000,000
Jun. 01	4.6980	78,950,000	Fixed	50,000,000
Jun. 01	4.8045	79,440,000	Fixed	50,000,000
Jun. 01	4.9430	77,875,000	Fixed	50,000,000
Jun. 01	5.0339	77,815,000	Fixed	50,000,000
Jun. 01	5.0670	78,775,000	Fixed	50,000,000
Jun. 01	5.4000	114,990,000	Fixed	75,000,000
2012 Apr. 06	3 month CDOR	250,000,000	3 month LIBOR	202,020,202
Apr. 08	3 month CDOR	248,320,000	3 month LIBOR	200,000,000
Apr. 13	3 month CDOR	247,400,000	3 month LIBOR	200,000,000
May 05	3 month CDOR	299,880,000	3 month LIBOR	252,000,000
Jun. 01	3.9148	93,675,000	Fixed	75,000,000
Jun. 01	3.9154	57,410,000	3 month LIBOR	50,000,000
Jun. 01	3.9334	93,375,000	Fixed	75,000,000
Jun. 01	3.9455	92,287,500	Fixed	75,000,000
Jun. 01	3.9592	61,200,000	Fixed	50,000,000
Jun. 01	3.9840	93,225,000	3 month LIBOR	75,000,000
Jun. 01	4.0190	90,225,000	3 month LIBOR	75,000,000
Jun. 01	4.0499	118,150,000	3 month LIBOR	100,000,000
Jun. 01	4.0569	117,380,000	3 month LIBOR	100,000,000
Jun. 01	4.1065	58,875,000	3 month LIBOR	50,000,000
Jun. 01	4.3370	133,900,000	3 month LIBOR	100,000,000
Jun. 01	4.3697	96,525,000	Fixed	75,000,000
Jun. 01	4.5936	99,600,000	Fixed	75,000,000
Jun. 01	4.6314	68,625,000	Fixed	50,000,000
Jun. 01	4.6402	102,787,500	3 month LIBOR	75,000,000
Jun. 01	4.6770	68,300,000	Fixed	50,000,000
Jun. 01	4.8198	100,897,500	3 month LIBOR	75,000,000
Jun. 01	4.9090	78,445,000	Fixed	50,000,000
Jun. 01	4.9872	79,500,000	Fixed	50,000,000
Jun. 01	5.0863	78,745,000	Fixed	50,000,000
Jun. 01	5.1110	78,540,000	Fixed	50,000,000
Jun. 01	5.4980	76,650,000	Fixed	50,000,000

Unmatured Market Debt (Continued)

	Canadian dollar liability		U.S. dollar liability
Maturity date	Coupon %	Notional amount	Basis	Notional amount

Jun. 15	3 month CDOR	225,560,000	3 month LIBOR	200,000,000
Jun. 18	3 month CDOR	209,605,000	3 month LIBOR	185,000,000
Jun. 18	3 month CDOR	16,200,000	3 month LIBOR	15,000,000
2013 Jun. 01	3.7493	120,600,000	3 month LIBOR	100,000,000
Jun. 01	4.0677	117,500,000	3 month LIBOR	100,000,000
Jun. 01	4.0725	123,100,000	3 month LIBOR	100,000,000
Jun. 01	4.0995	118,200,000	3 month LIBOR	100,000,000
Jun. 01	4.1136	91,687,500	Fixed	75,000,000
Jun. 01	4.1184	90,975,000	Fixed	75,000,000
Jun. 01	4.1464	122,700,000	Fixed	100,000,000
Jun. 01	4.1494	62,000,000	3 month LIBOR	50,000,000
Jun. 01	4.3025	89,250,000	3 month LIBOR	75,000,000
Jun. 01	4.5100	33,437,500	3 month LIBOR	25,000,000
Jun. 01	4.5340	33,375,000	3 month LIBOR	25,000,000
Jun. 01	4.5480	98,662,500	Fixed	75,000,000
Jun. 01	4.5938	103,050,000	Fixed	75,000,000
Jun. 01	4.6810	102,150,000	Fixed	75,000,000
Jun. 01	4.7850	104,250,000	3 month LIBOR	75,000,000
2014 Mar. 15	4.1145	62,750,000	Fixed	50,000,000
Mar. 15	4.1145	92,625,000	Fixed	75,000,000
Mar. 15	4.1870	91,950,000	Fixed	75,000,000
Mar. 15	4.1969	123,750,000	Fixed	100,000,000
Mar. 15	4.2973	59,850,000	Fixed	50,000,000
Mar. 15	4.3137	91,117,500	Fixed	75,000,000
Mar. 15	4.3400	91,762,500	Fixed	75,000,000
Mar. 15	4.6365	103,170,000	Fixed	75,000,000
Mar. 15	4.6615	100,650,000	Fixed	75,000,000
Mar. 15	4.7329	101,962,500	Fixed	75,000,000
Mar. 15	4.8547	69,425,000	3 month LIBOR	50,000,000
Mar. 15	4.8973	69,925,000	3 month LIBOR	50,000,000
Jun. 01	3.7516	119,120,000	3 month LIBOR	100,000,000
Jun. 01	3.7662	118,950,000	3 month LIBOR	100,000,000
Jun. 01	3.7964	119,500,000	3 month LIBOR	100,000,000
Jun. 01	3.8246	119,850,000	3 month LIBOR	100,000,000
Jun. 01	4.0288	117,750,000	3 month LIBOR	100,000,000
Jun. 01	4.1189	85,350,000	3 month LIBOR	75,000,000
Jun. 01	4.1435	86,437,500	3 month LIBOR	75,000,000
Jun. 01	4.2989	92,250,000	3 month LIBOR	75,000,000
Jun. 01	4.5586	65,200,000	Fixed	50,000,000
Jun. 01	4.5768	65,725,000	Fixed	50,000,000
Jun. 01	4.6020	96,862,500	Fixed	75,000,000
Jun. 01	4.6262	97,500,000	Fixed	75,000,000
Jun. 01	4.6421	94,410,000	3 month LIBOR	75,000,000
Jun. 01	4.6437	97,627,500	Fixed	75,000,000
Jun. 01	4.6591	94,725,000	3 month LIBOR	75,000,000
Jun. 01	4.7055	98,730,000	Fixed	75,000,000
Jun. 01	4.7375	99,300,000	Fixed	75,000,000
Jun. 01	4.7540	65,200,000	3 month LIBOR	50,000,000
Jun. 01	4.7943	99,150,000	3 month LIBOR	75,000,000
Jun. 01	4.9805	136,240,000	Fixed	100,000,000
2015 Jun. 01	3.7511	92,325,000	3 month LIBOR	75,000,000

Unmatured Market Debt (Continued)

	Canadian dollar liability		U.S. dollar liability
Maturity date	Coupon %	Notional amount	Basis	Notional amount

Jun. 01	3.8187	123,250,000	3 month LIBOR	100,000,000
Jun. 01	3.8207	92,737,500	3 month LIBOR	75,000,000
Jun. 01	3.8960	124,310,000	3 month LIBOR	100,000,000
Jun. 01	3.9048	121,850,000	3 month LIBOR	100,000,000
Jun. 01	3.9082	121,940,000	3 month LIBOR	100,000,000
Jun. 01	3.9301	121,720,000	3 month LIBOR	100,000,000
Jun. 01	3.9585	122,150,000	3 month LIBOR	100,000,000
Jun. 01	3.9598	121,200,000	3 month LIBOR	100,000,000
Jun. 01	4.0205	117,870,000	3 month LIBOR	100,000,000
Jun. 01	4.0487	95,175,000	3 month LIBOR	75,000,000
Jun. 01	4.0525	126,950,000	3 month LIBOR	100,000,000
Jun. 01	4.1225	93,525,000	3 month LIBOR	75,000,000
Jun. 01	4.1273	85,950,000	3 month LIBOR	75,000,000
Jun. 01	4.1384	85,650,000	3 month LIBOR	75,000,000
Jun. 01	4.1598	93,225,000	3 month LIBOR	75,000,000
Jun. 01	4.1742	62,050,000	3 month LIBOR	50,000,000
Jun. 01	4.1810	92,625,000	Fixed	75,000,000
Jun. 01	4.1850	92,775,000	3 month LIBOR	75,000,000
Jun. 01	4.2002	62,050,000	3 month LIBOR	50,000,000
Jun. 01	4.2103	57,875,000	3 month LIBOR	50,000,000
Jun. 01	4.3380	62,100,000	Fixed	50,000,000
Jun. 01	4.3438	91,875,000	3 month LIBOR	75,000,000
Jun. 01	4.3713	90,150,000	Fixed	75,000,000
Jun. 01	4.3860	90,300,000	Fixed	75,000,000
Jun. 01	4.3960	120,550,000	Fixed	100,000,000
Jun. 01	4.4310	90,487,500	Fixed	75,000,000
Jul. 20	3.5542	76,987,500	3 month LIBOR	75,000,000
Oct. 20	3.3805	104,900,000	3 month LIBOR	100,000,000
2016 Feb. 20	3.2529	80,175,000	Fixed	75,000,000
Apr. 20	3.4474	49,825,000	Fixed	50,000,000
Apr. 20	3.4533	75,150,000	Fixed	75,000,000
May 20	3.4307	74,512,500	Fixed	75,000,000
Jun. 01	4.0098	117,000,000	Fixed	100,000,000
Jun. 01	4.0450	169,050,000	3 month LIBOR	150,000,000
Jun. 01	4.0545	113,150,000	3 month LIBOR	100,000,000
Jun. 01	4.1248	113,250,000	3 month LIBOR	100,000,000
Sep. 20	3.5990	100,080,000	Fixed	100,000,000
Sep. 20	3.6960	101,000,000	Fixed	100,000,000
Oct. 20	3.5212	78,108,750	Fixed	75,000,000
Nov. 20	3.2886	53,260,000	Fixed	50,000,000
Nov. 20	4.1631	56,380,000	Fixed	50,000,000
Nov. 20	4.1858	113,000,000	Fixed	100,000,000
Nov. 20	4.2380	52,750,000	Fixed	50,000,000
Nov. 20	4.2877	52,200,000	Fixed	50,000,000
Nov. 20	4.3188	103,690,000	Fixed	100,000,000
2017 Jan. 20	3.6938	76,237,500	Fixed	75,000,000
Feb. 20	4.4067	80,925,000	Fixed	75,000,000
Feb. 20	4.6263	52,150,000	Fixed	50,000,000
Feb. 20	4.6564	104,860,000	Fixed	100,000,000
Mar. 20	4.4898	79,350,000	Fixed	75,000,000
Mar. 20	4.6458	53,675,000	Fixed	50,000,000
Apr. 20	4.2287	55,150,000	Fixed	50,000,000
Apr. 20	4.2892	54,900,000	Fixed	50,000,000

Unmatured Market Debt (Continued)

	Canadian dollar liability		U.S. dollar liability
Maturity date	Coupon %	Notional amount	Basis	Notional amount

May 20	4.1826	55,400,000	Fixed	50,000,000
May 20	4.2188	110,800,000	Fixed	100,000,000
May 20	4.5388	104,630,000	Fixed	100,000,000
May 20	4.5433	104,300,000	Fixed	100,000,000
May 20	4.5773	104,200,000	3 month LIBOR	100,000,000
May 20	4.5823	103,700,000	Fixed	100,000,000
May 20	4.5926	104,300,000	Fixed	100,000,000
May 20	4.6273	52,195,000	Fixed	50,000,000
May 20	4.6325	53,350,000	Fixed	50,000,000
Jun. 01	3.9835	117,800,000	Fixed	100,000,000
Jun. 01	4.0122	116,890,000	Fixed	100,000,000
Jun. 01	4.0207	117,530,000	Fixed	100,000,000
Jun. 01	4.0262	117,600,000	Fixed	100,000,000
Jun. 01	4.0313	117,170,000	Fixed	100,000,000
Jun. 01	4.1118	116,140,000	Fixed	100,000,000
Jun. 01	4.1274	115,650,000	Fixed	100,000,000
Jun. 01	4.1763	114,750,000	Fixed	100,000,000
Jun. 01	4.2051	115,190,000	Fixed	100,000,000
Jun. 01	4.2174	113,250,000	Fixed	100,000,000
Jul. 20	4.6740	53,375,000	3 month LIBOR	50,000,000
Aug. 20	4.5517	53,250,000	3 month LIBOR	50,000,000
Aug. 20	4.6200	80,212,500	Fixed	75,000,000
Sep. 20	4.3226	99,920,000	3 month LIBOR	100,000,000
Sep. 20	4.4428	49,330,000	3 month LIBOR	50,000,000
Oct. 03	4.4070	75,000,000	3 month LIBOR	76,336,000
Oct. 20	4.2830	49,000,000	Fixed	50,000,000
2018 Jan. 20	3.5834	75,517,500	Fixed	75,000,000
Jan. 20	3.8380	50,225,000	Fixed	50,000,000
Jan. 20	3.8670	49,875,000	Fixed	50,000,000
Mar. 20	3.5553	51,100,000	Fixed	50,000,000
Mar. 20	3.5679	76,612,500	Fixed	75,000,000
Mar. 20	3.6000	76,350,000	Fixed	75,000,000
Mar. 20	3.6027	76,500,000	Fixed	75,000,000
Mar. 20	3.6046	50,735,000	Fixed	50,000,000
Mar. 20	3.6064	76,650,000	Fixed	75,000,000
Mar. 20	3.6216	50,325,000	Fixed	50,000,000
Mar. 20	3.7441	50,685,000	Fixed	50,000,000
Apr. 20	3.5660	52,600,000	Fixed	50,000,000
Apr. 20	3.5748	75,450,000	Fixed	75,000,000
Apr. 20	3.5912	50,250,000	Fixed	50,000,000
Apr. 20	3.6115	100,000,000	Fixed	100,000,000
Apr. 20	3.6233	99,250,000	Fixed	100,000,000
Apr. 20	3.6371	76,350,000	Fixed	75,000,000
Apr. 20	3.6992	102,475,000	Fixed	100,000,000
Apr. 20	3.7029	99,400,000	Fixed	100,000,000
May 20	3.5552	79,725,000	Fixed	75,000,000
May 20	3.5874	106,300,000	Fixed	100,000,000
May 20	3.6656	100,400,000	Fixed	100,000,000
May 20	3.6742	75,465,000	Fixed	75,000,000
May 20	3.8752	101,000,000	Fixed	100,000,000
Jun. 20	3.4819	106,100,000	Fixed	100,000,000
Jun. 20	3.6492	75,450,000	Fixed	75,000,000
Jun. 20	3.6669	50,600,000	Fixed	50,000,000
Jun. 20	3.6706	75,975,000	Fixed	75,000,000
Jun. 20	3.6743	51,000,000	Fixed	50,000,000
Jun. 20	3.6870	50,650,000	Fixed	50,000,000
Jun. 20	3.7363	50,085,000	Fixed	50,000,000
Jul. 20	3.4673	53,500,000	Fixed	50,000,000
Jul. 20	3.6476	104,850,000	Fixed	100,000,000
Aug. 20	3.4930	106,900,000	Fixed	100,000,000
Aug. 20	3.6614	103,500,000	Fixed	100,000,000
Oct. 20	3.6682	125,000,000	Fixed	100,000,000
Nov. 20	3 month CDOR	85,950,000	Fixed	75,000,000
Nov. 20	3.2852	110,000,000	Fixed	100,000,000
Nov. 20	3.3194	109,850,000	Fixed	100,000,000
Nov. 20	3.3360	55,975,000	Fixed	50,000,000
Nov. 20	3.3456	84,037,500	Fixed	75,000,000
Nov. 20	3.3783	55,500,000	Fixed	50,000,000

Unmatured Market Debt (Continued)

	Canadian dollar liability		U.S. dollar liability
Maturity date	Coupon %	Notional amount	Basis	Notional amount

Nov. 20	3.3920	55,500,000	Fixed	50,000,000
Nov. 20	3.4346	136,275,000	Fixed	125,000,000
2019 Feb. 20	3.3200	106,850,000	Fixed	100,000,000
Feb. 20	3.3201	106,780,000	Fixed	100,000,000
Apr. 20	3 month CDOR	175,500,000	Fixed	150,000,000
May 20	3.3076	116,560,000	Fixed	100,000,000
May 20	3.3258	58,000,000	Fixed	50,000,000
May 20	3.3313	116,000,000	Fixed	100,000,000
May 20	3.3435	116,400,000	Fixed	100,000,000
May 20	3.3600	57,000,000	Fixed	50,000,000
Aug. 20	3.3510	108,650,000	Fixed	100,000,000
Aug. 20	3.3547	54,400,000	Fixed	50,000,000
Aug. 20	3.3835	163,875,000	Fixed	150,000,000
Aug. 20	3.4388	107,900,000	Fixed	100,000,000
Nov. 20	3.4095	110,400,000	Fixed	100,000,000
Nov. 20	3.4625	110,000,000	Fixed	100,000,000

		$22,461,382,750		USD 18,945,059,702

For the cross currency swaps listed below (outstanding as of September 30, 2009), the Government’s Canadian dollar liability has been swapped into a euro liability.

	Canadian dollar liability		Euro liability
Maturity date	Coupon %	Notional amount	Basis	Notional amount

2009 — Oct. 1	4.94570	$72,035,800	Fixed	EUR	50,000,000
Oct. 1	4.96700	104,429,625	Fixed		75,000,000
Oct. 1	5.04900	70,056,125	Fixed		50,000,000
Oct. 1	5.05270	72,121,000	Fixed		50,000,000
Oct. 1	5.20300	70,107,600	Fixed		50,000,000
Oct. 1	5.39000	70,007,000	Fixed		50,000,000
Oct. 1	5.39050	69,155,575	Fixed		50,000,000
Oct. 1	5.40340	68,216,160	Fixed		50,000,000
Oct. 1	5.41450	68,935,000	Fixed		50,000,000
Oct. 1	5.51200	97,072,500	Fixed		75,000,000
Oct. 1	5.73050	67,866,100	Fixed		50,000,000
Oct. 1	5.76940	66,770,496	Fixed		50,000,000
Oct. 1	5.76950	65,293,000	Fixed		50,000,000
Oct. 1	6.08550	151,000,260	Fixed		100,000,000
Oct. 1	6.13530	74,000,000	Fixed		50,000,000
2010 — Mar. 1	5.12700	103,585,913	Fixed		75,000,000
Mar. 1	5.78100	67,067,000	Fixed		50,000,000
Mar. 1	5.78700	66,280,375	Fixed		50,000,000
Mar. 1	5.81470	67,374,000	Fixed		50,000,000
Mar. 1	6.07200	69,800,000	Fixed		50,000,000
Jun. 1	5.08570	72,154,700	Fixed		50,000,000
Jun. 1	5.09850	71,962,000	Fixed		50,000,000
Jun. 1	5.12300	69,797,000	Fixed		50,000,000
Jun. 1	5.14800	69,922,000	Fixed		50,000,000
Jun. 1	5.20080	70,162,500	Fixed		50,000,000
Jun. 1	5.33900	69,452,000	Fixed		50,000,000
Jun. 1	5.39460	70,668,100	Fixed		50,000,000
Jun. 1	5.64520	65,190,000	Fixed		50,000,000
Jun. 1	5.74700	67,202,550	Fixed		50,000,000
Jun. 1	5.76300	66,600,000	Fixed		50,000,000
Jun. 1	5.83480	66,000,000	Fixed		50,000,000
Jun. 1	5.84000	66,149,000	Fixed		50,000,000
Jun. 1	5.89700	42,380,100	Fixed		30,000,000
Jun. 1	5.95387	56,539,560	Fixed		40,000,000
Jun. 1	5.95700	69,236,750	Fixed		50,000,000
Jun. 1	5.97160	69,145,000	Fixed		50,000,000
Jun. 1	6.22500	68,250,000	Fixed		50,000,000
Jun. 1	6.25600	68,100,000	Fixed		50,000,000
Oct. 1	5.13600	70,478,000	Fixed		50,000,000
Oct. 1	5.23900	71,805,000	Fixed		50,000,000
Oct. 1	5.26570	103,876,125	Fixed		75,000,000
Oct. 1	5.28100	103,462,328	Fixed		75,000,000
Oct. 1	5.33200	71,512,500	Fixed		50,000,000
Oct. 1	5.39100	67,200,000	Fixed		50,000,000
Oct. 1	5.51860	104,770,421	Fixed		75,000,000
Oct. 1	5.70110	52,407,000	Fixed		40,000,000

Unmatured Market Debt (Continued)

	Canadian dollar liability		Euro liability
Maturity date	Coupon %	Notional amount	Basis	Notional amount

Oct. 1	5.72600	98,520,000	Fixed	75,000,000
2011 — Jun. 1	3.81820	70,260,000	Fixed	50,000,000
Jun. 1	4.11270	119,869,000	Fixed	85,000,000
Jun. 1	4.15040	82,800,000	Fixed	60,000,000
Jun. 1	4.24630	91,942,000	Fixed	65,000,000
Jun. 1	4.28570	119,306,000	Fixed	85,000,000
Jun. 1	5.10200	105,164,970	Fixed	75,000,000
Jun. 1	5.36960	69,535,700	Fixed	50,000,000
Jun. 1	5.49060	69,340,800	Fixed	50,000,000
Sep. 1	3.99180	78,375,000	Fixed	55,000,000
Sep. 1	4.03020	120,581,000	Fixed	85,000,000
Sep. 1	4.03420	119,816,000	Fixed	85,000,000
Sep. 1	4.05070	113,960,000	Fixed	80,000,000
Sep. 1	4.07130	113,760,000	Fixed	80,000,000
Nov. 20	2.05340	158,750,000	Fixed	100,000,000
2012 — Apr. 20	1.50560	79,650,000	Fixed	50,000,000
Apr. 20	1.55480	80,875,000	Fixed	50,000,000
Jun. 1	3.62450	121,057,115	Fixed	85,000,000
Jun. 1	3.86440	119,952,000	Fixed	85,000,000
Jun. 1	3.98100	70,875,000	Fixed	50,000,000
Jun. 1	3.99850	115,931,500	Fixed	85,000,000
Jun. 1	4.00360	120,360,000	Fixed	85,000,000
Jun. 1	4.05650	119,175,000	Fixed	85,000,000
Jun. 1	4.08310	114,032,000	Fixed	80,000,000
Jun. 1	4.30400	119,348,500	Fixed	85,000,000
Jun. 1	4.34060	119,433,000	Fixed	85,000,000
Jun. 1	5.60300	70,615,000	Fixed	50,000,000
Jun. 1	5.67400	70,101,870	Fixed	50,000,000
Nov. 20	3.37300	55,811,000	Fixed	35,000,000
2013 — Jan. 20	1.70480	119,377,500	Fixed	75,000,000
Apr. 19	1.81000	79,500,000	Fixed	50,000,000
Apr. 19	1.83640	119,475,000	Fixed	75,000,000
Jun. 1	3.56590	126,066,000	Fixed	85,000,000
Jun. 1	3.85940	119,793,050	Fixed	85,000,000
Jun. 1	3.92270	71,300,000	Fixed	50,000,000
Jun. 1	4.04960	120,997,500	Fixed	85,000,000
Jun. 1	4.06580	118,725,000	Fixed	85,000,000
Jun. 1	4.06720	81,954,000	Fixed	60,000,000
Jun. 1	4.06880	118,549,500	Fixed	85,000,000
Jun. 1	4.41480	119,408,000	Fixed	85,000,000
Jun. 1	4.41890	118,983,000	Fixed	85,000,000
Jul. 19	1.60750	97,680,000	Fixed	60,000,000
Jul. 20	3.05400	151,280,000	Fixed	100,000,000
Jul. 20	3.10860	151,850,000	Fixed	100,000,000
2014 — Jun. 1	3.72300	124,025,500	Fixed	85,000,000
Jun. 1	3.85090	121,953,104	Fixed	85,000,000
Jun. 1	3.87030	120,402,500	Fixed	85,000,000
Jun. 1	3.97840	121,779,500	Fixed	85,000,000
Jun. 1	4.01790	116,000,000	Fixed	85,000,000
Jun. 1	4.08210	137,460,000	Fixed	100,000,000
Jun. 1	4.13160	118,991,500	Fixed	85,000,000
Jun. 1	4.16900	118,986,000	Fixed	85,000,000
Jun. 1	4.29100	121,735,000	Fixed	85,000,000
Jun. 1	4.29570	92,675,000	Fixed	65,000,000
Jun. 1	4.35210	118,337,000	Fixed	85,000,000
Jun. 1	4.42220	120,292,000	Fixed	85,000,000
Aug. 20	3.59700	118,125,000	Fixed	75,000,000
Aug. 20	3.63140	78,466,500	Fixed	50,000,000
Aug. 20	3.66910	79,225,000	Fixed	50,000,000
Sep. 20	3.50400	39,925,000	Fixed	25,000,000
2015 — Apr. 20	3.55500	79,600,000	Fixed	50,000,000
Apr. 20	3.58260	80,250,000	Fixed	50,000,000
Apr. 20	3.60470	79,150,000	Fixed	50,000,000
Jun. 1	3.82800	123,586,000	Fixed	85,000,000
Jun. 1	3.85310	120,718,928	Fixed	85,000,000
Jun. 1	3.97750	117,968,032	Fixed	85,000,000
Jun. 1	4.11890	117,096,000	Fixed	85,000,000
Jun. 1	4.14170	118,872,500	Fixed	85,000,000
Jun. 1	4.16550	118,490,000	Fixed	85,000,000
Jun. 1	4.39610	117,988,500	Fixed	85,000,000
Jul. 20	2.13990	82,500,000	Fixed	50,000,000
Jul. 20	3.16000	151,680,000	Fixed	100,000,000

Unmatured Market Debt (Continued)

	Canadian dollar liability		Euro liability
Maturity date	Coupon %	Notional amount	Basis	Notional amount

Aug. 20	3.69150	118,462,500	Fixed		75,000,000
2016 — Mar. 20	3.31810	78,250,000	Fixed		50,000,000
Mar. 20	3.35940	156,000,000	Fixed		100,000,000
Mar. 20	3.58590	80,525,000	Fixed		50,000,000
Apr. 20	3.65360	79,620,000	Fixed		50,000,000
Jun. 1	4.08250	71,290,000	Fixed		50,000,000
Jun. 1	4.17380	119,918,000	Fixed		85,000,000
Jun. 1	4.17820	120,437,775	Fixed		85,000,000
Jun. 1	4.20600	111,240,000	Fixed		80,000,000
Jun. 1	4.33520	119,340,000	Fixed		85,000,000
Jun. 1	4.37660	120,504,500	Fixed		85,000,000
Jun. 1	4.40680	119,918,000	Fixed		85,000,000
Jun. 1	4.42300	121,728,500	Fixed		85,000,000
Jun. 1	4.45070	122,757,000	Fixed		85,000,000
Jun. 1	4.45100	120,666,000	Fixed		85,000,000
Jun. 1	4.55370	119,569,500	Fixed		85,000,000
Jun. 1	4.59180	141,600,000	Fixed		100,000,000
Jun. 1	4.59640	70,675,000	Fixed		50,000,000
Jun. 1	4.59780	119,544,000	Fixed		85,000,000
Jun. 1	4.63220	70,267,500	Fixed		50,000,000
Jul. 20	2.31510	83,125,000	Fixed		50,000,000
Jul. 20	2.36950	122,625,000	Fixed		75,000,000
Jul. 20	3.49350	77,670,000	Fixed		50,000,000
Jul. 20	3.50900	117,300,000	Fixed		75,000,000
Jul. 20	3.61430	119,070,000	Fixed		75,000,000
Sep. 20	3.52250	120,937,500	Fixed		75,000,000
Oct. 20	3.44070	79,012,800	Fixed		50,000,000
2017 — Apr. 20	4.17920	74,700,000	Fixed		50,000,000
Apr. 20	4.18880	75,225,000	Fixed		50,000,000
Jun. 1	4.00510	154,450,000	Fixed		100,000,000
Jun. 1	4.15940	153,650,000	Fixed		100,000,000
Jul. 20	4.39630	70,550,000	Fixed		50,000,000
Jul. 20	4.43500	70,510,000	Fixed		50,000,000
Jul. 20	4.48170	71,250,000	Fixed		50,000,000
Jul. 20	4.49940	114,744,000	Fixed		80,000,000
Jul. 20	4.55350	142,620,000	Fixed		100,000,000
Jul. 20	4.61860	70,875,000	Fixed		50,000,000
Aug. 20	4.40800	72,675,000	Fixed		50,000,000
Aug. 20	4.50020	142,820,000	Fixed		100,000,000
Aug. 20	4.56940	72,850,000	Fixed		50,000,000
Sep. 20	4.34100	106,087,500	Fixed		75,000,000
Sep. 20	4.36900	71,800,000	Fixed		50,000,000
2018 — Jan. 20	3.78430	72,600,000	Fixed		50,000,000
Jan. 20	3.79570	73,200,000	Fixed		50,000,000
Jan. 20	3.83400	73,750,000	Fixed		50,000,000
Jan. 20	3.85300	72,250,000	Fixed		50,000,000
Jan. 20	3.85680	145,750,000	Fixed		100,000,000
Apr. 20	3.84300	73,625,000	Fixed		50,000,000
May 20	3 month CDOR	233,040,000	Fixed		150,000,000
May 20	3 month CDOR	156,500,000	Fixed		100,000,000
Jul. 20	3 month CDOR	231,720,000	Fixed		150,000,000
Jul. 20	3 month CDOR	155,100,000	Fixed		100,000,000
Jul. 20	3 month CDOR	154,030,000	Fixed		100,000,000
Jul. 20	3 month CDOR	155,000,000	Fixed		100,000,000
Jul. 20	3.31350	77,950,000	Fixed		50,000,000
2019 — Jan. 20	2.83130	159,290,000	Fixed		100,000,000
Jan. 20	2.98000	157,000,000	Fixed		100,000,000
Jan. 20	2.98220	156,200,000	Fixed		100,000,000
Jan. 20	3.06030	39,485,000	Fixed		25,000,000
Jan. 20	3.14000	78,075,000	Fixed		50,000,000
Apr. 20	3 month CDOR	158,800,000	Fixed		100,000,000
Jul. 20	3.42560	77,325,000	Fixed		50,000,000
Jul. 20	3.46490	154,000,000	Fixed		100,000,000
Jul. 20	3.50510	155,100,000	Fixed		100,000,000
Jul. 20	3.58250	115,612,500	Fixed		75,000,000
Jul. 20	3.58250	153,750,000	Fixed		100,000,000
Jul. 20	3.58850	154,000,000	Fixed		100,000,000

		$18,686,023,307		EUR	12,835,000,000

Unmatured Market Debt (Continued)

For the cross currency swaps listed below (outstanding as of September 30, 2009), the Government’s Canadian dollar liability has been swapped into a yen liability.

	Canadian dollar liability		Yen liability
Maturity date	Coupon %	Notional amount	Basis	Notional amount

2010 — Jun. 1	5.8350	$110,900,000	6 month LIBOR	JPY 8,000,000,000
2012 — Mar. 20	1.3216	62,111,800	Fixed	5,000,000,000
2013 — Mar. 20	1.5875	62,874,556	Fixed	5,000,000,000
Mar. 20	1.5900	60,782,884	Fixed	5,000,000,000
2014 — Mar. 20	1.8070	60,774,648	Fixed	5,000,000,000

		$357,443,888		JPY 28,000,000,000

(D) Foreign Exchange Swaps

For the foreign exchange swaps listed below (outstanding as of September 30, 2009), the Government swapped Canadian dollars into U.S dollars.

	Canadian dollar	U.S. dollar
Maturity date	Notional amount	Notional amount

2009 — Oct. 29	$218,349,920	USD 200,800,000
2009 — Nov. 12	56,290,000	52,000,000
2009 — Nov. 30	13,012,800	12,000,000
2009 — Dec. 18	355,298,928	331,528,346

	$642,951,648	USD 596,328,346

NOTES:

(1)	Non-callable except as otherwise noted.
(2)	Real Return Bonds bear interest adjusted in relation to the CPI for Canada. At maturity, a final payment equal to the sum of inflation compensation from the original issue date to maturity and principal will be made. All amounts shown for these issues include the inflation compensation accrued to date.
(3)	Canada Savings Bonds offer minimum guaranteed annual interest rates and are non-callable, non-assignable and non-transferable. Canada Savings Bonds are redeemable on demand at any time with accrued interest. Issues are available in compound interest or regular interest form.
(4)	For these series of Canada Savings Bonds and Canada Premium Bonds the original maturity date was extended by 10 years, at the option of the holder.
(5)	Canada Premium Bonds are non-callable, non-assignable and non-transferable. Canada Premium Bonds are redeemable once a year on the anniversary date and during the 30 days thereafter without penalty. Issues are available in compound interest or regular interest form.
(6)	Obligations are non-negotiable, non-assignable and non-transferable. Term to maturity is 20 years, or such lesser period as may from time to time be fixed by the Minister of Finance on the recommendation of the Office of the Superintendent of Financial Institutions. Obligations are redeemable in whole or in part before maturity only at the option of the Minister of Finance; Obligations bear interest payable semi-annually at the rate fixed by the Minister of Finance, and are issued in accordance with terms and conditions set forth in an agreement (all in accordance with Section 111 of the Canada Pension Plan Act).
(7)	Converted at U.S.$1.00 = $1.0707, the closing rate on September 30, 2009.
(8)	Assumed by the Government of Canada on February 5, 2001, on the dissolution of Petro Canada Limited.
(9)	Of the U.S.$38,244,000 assumed by the Government of Canada, U.S.$5,000,000 was cancelled on August 31, 2004.
(10)	May not add to total due to rounding.

Other Obligations (with Respect to Money Borrowed)

Direct Obligations (1)

The borrowings listed below are direct obligations of agent enterprise Crown corporations which are agents of Canada and as such constitute direct obligations of the Government of Canada and are a charge on and payable out of the Consolidated Revenue Fund of Canada.

Borrowings by Agent Enterprise Crown Corporations

	Outstanding at March 31, 2009
	Canadian	Foreign
	dollar	currency	Total
	borrowings	borrowings (2)	borrowings
		(in millions)

Business Development Bank of Canada	$1,357.3	$996.6	$2,353.9
Canada Lands Company Limited	153.2	—	153.2
Canada Mortgage and Housing Corporation	3,466.2	2,686.2	6,152.4
Canada Housing Trust (3)	160,663.9	—	160,663.9
Canada Post Corporation	92.6	—	92.6
Canadian Commercial Corporation	38.7	—	38.7
Canadian Dairy Commission (Marketing)	0.4	—	0.4
Export Development Canada	4,081.8	22,843.1	26,924.9
Farm Credit Canada	3,790.8	158.5	3,949.4
Freshwater Fish Marketing Corporation	30.3	4.0	34.3
Parc Downsview Park Incorporated	17.1	—	17.1
Royal Canadian Mint	36.2	—	36.2

Total	$173,728.4	$26,688.5	$200,416.9

Source: Public Accounts of Canada 2009.

(1)	The payment of all money borrowed by agent Crown corporations is a charge on and payable out of the Consolidated Revenue Fund. Such borrowings constitute unconditional obligations of the Government and are recorded as such in the accounts of Canada, net of borrowings expected to be repaid directly by these corporations. In practice, with few exceptions, all borrowings have been repaid by the agent Crown corporations.

(2) Foreign currency equivalent in Canadian dollars.

(3)	As a result of the application of a new accounting standard, the Canada Housing Trust is now consolidated with the results of the Canada Mortgage and Housing Corporation. These borrowings previously were not reported as borrowings by an agent enterprise Crown corporation.

Contingent Liabilities

At March 31, 2009
(in millions)
Guarantees by the Government

Borrowings by enterprise Crown corporations which are agents of Her Majesty	$200,417

Borrowings by other than enterprise Crown corporations From agents
Loans to Indians by the Canada Mortgage and Housing Corporation for on-reserve housing	1,097

From other than agents
Guarantee programs of the Government
Canada Student Loans Act	70
Small Business Loans Act	690
Farm Improvement Loans Act and Farm Improvement and Marketing Cooperatives Loans Act	115
Enterprise Development Program	—
Loans to Indians by approved lenders for on-reserve housing	683
Regional Aircraft Credit Facility	206
Aboriginal Economic Program	1
Indian economic development	1

1,766
Other explicit loan guarantees
National Biomass Ethanol Program	25

25
Insurance programs of the Government
Insurance against accidents at nuclear installations under the Nuclear Liability Act	583
Accounts administered for the Government by the Export Development Corporation — Insurance and related guarantees	447

1,030
Other explicit guarantees
Restructuring of Canadian Third-Party Asset Backed Commercial Paper (Senior Funding Facility)	1,300
Guarantees under the Agricultural Marketing Programs Act
Advance Payments Program	1,524
Price Pooling Program	14
Guarantees under Section 19 of the Canadian Wheat Board Act	1,987
Guarantees to holders of mortgages insured by the AIG United Guaranty Mortgage Insurance Company of Canada, Genworth Financial Mortgage Insurance Company of Canada and PMI Mortgage Insurance Company of Canada	1,636

6,461

Total Gross Guarantees	210,797
Less: allowance for losses	514

Net Exposure Under Guarantees	$210,284

Source: Public Accounts of Canada 2009.

Note: Totals may not add due to rounding.

Supplementary Information

Marketable Bonds (Domestic)

From October 1, 2009 through November 30, 2009, Government of Canada domestic marketable bonds outstanding increased by $13,329 million to $345,632 million. New issues and retirements during this period are detailed below.

	Issue details
Issue or maturity date	Coupon %	Maturity date	Amount	Maturity

October 1, 2009	10 3/4	—	—	$207,790,000
October 9, 2009	1 1/4	December 1, 2011	$3,500,000,000	—
October 14, 2009	3 1/2	June 1, 2020	600,000,000	—
October 20, 2009	4	June 1, 2041	1,500,000,000	—
November 10, 2009	3 1/2	June 1, 2020	3,500,000,000	—
November 16, 2009	1 1/2	March 1, 2012	3,000,000,000	—
November 23, 2009	2 1/2	June 1, 2015	3,000,000,000	—

From October 1, 2009 through November 30, 2009, five repurchase operations were held and the following bonds were purchased by the Government. Repurchased bonds are typically cancelled shortly after their settlement.

Repurchase settlement date	Coupon %	Maturity date	Amount Repurchased

October 1, 2009	4 1/4	December 1, 2009	$112,792,000
	3 3/4	June 1, 2010	25,000,000
	5 1/2	June 1, 2010	20,000,000
	4	September 1, 2010	150,000,000

			307,792,000

October 14, 2009	10 1/2	March 15, 2021	2,000,000
	9 3/4	June 1, 2021	6,335,000
	9 1/4	June 1, 2022	25,000,000
	8	June 1, 2023	146,312,000
	9	June 1, 2025	150,000,000
	8	June 1, 2027	30,000,000

			359,647,000

October 15, 2009	3 3/4	June 1, 2010	3,500,000
	5 1/2	June 1, 2010	9,700,000
	9 1/2	June 1, 2010	7,300,000
	4	September 1, 2010	450,000,000

			470,500,000

October 29, 2009	5 1/2	June 1, 2010	37,000,000
	4	September 1, 2010	463,000,000

			500,000,000

November 21, 2008	2 3/4	December 1, 2010	12,000,000

Total Repurchased Amount for Period:			$1,649,939,000

Canada Savings Bonds

CSB Series 120 issued on November 1, 2009 has a guaranteed minimum interest rate of 0.40% for the year beginning November 1, 2009. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CSB Series 60 (issue date November 1, 1999) has been extended to November 1, 2019 at the option of the holder and has a guaranteed minimum interest rate of 0.40% for the year beginning November 1, 2009. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CSB Series 61 (issue date December 1, 1999) has been extended to December 1, 2019 at the option of the holder and has a guaranteed minimum interest rate of 0.40% for the year beginning December 1, 2009. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CSB Series 62 (issue date January 1, 2000) has been extended to January 1, 2020 at the option of the holder. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CSB Series 63 (issue date February 1, 2000) has been extended to February 1, 2020 at the option of the holder. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CSB Series 64 (issue date March 1, 2000) has been extended to March 1, 2020 at the option of the holder. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CSB Series 65 (issue date April 1, 2000) has been extended to April 1, 2020 at the option of the holder. Rates for the remaining years to maturity will be announced at a future date.

Canada Premium Bonds

CPB Series 70 issued on November 1, 2009 has a guaranteed minimum interest rate of 1.00% for the year beginning November 1, 2009, 1.40% for the year beginning November 1, 2010 and 1.80% for the year beginning November 1, 2011. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CPB Series 9 (issue date November 1, 1999) has been extended to November 1, 2019 at the option of the holder and has a guaranteed minimum interest rate of 1.00% for the year beginning November 1, 2009, 1.40% for the year beginning November 1, 2010 and 1.80% for the year beginning November 1, 2011. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CPB Series 10 (issue date December 1, 1999) has been extended to December 1, 2019 at the option of the holder and has a guaranteed minimum interest rate of 1.00% for the year beginning December 1, 2009, 1.40% for the year beginning December 1, 2010 and 1.80% for the year beginning December 1, 2011. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CPB Series 11 (issue date January 1, 2000) has been extended to January 1, 2020 at the option of the holder. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CPB Series 12 (issue date February 1, 2000) has been extended to February 1, 2020 at the option of the holder. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CPB Series 13 (issue date March 1, 2000) has been extended to March 1, 2020 at the option of the holder. Rates for the remaining years to maturity will be announced at a future date.

The maturity date on CPB Series 14 (issue date April 1, 2000) has been extended to April 1, 2020 at the option of the holder. Rates for the remaining years to maturity will be announced at a future date.

Treasury Bills

From October 1, 2009 through November 30, 2009, treasury bills outstanding decreased by $3,300 million to $189,900 million.

Canada Bills

From October 1, 2009 through November 30, 2009, Canada Bills outstanding decreased by U.S.$1,431,877,000 to U.S.$3,292,691,000

Cross Currency Swaps

From October 1, 2009 through November 30, 2009, Canadian dollar liabilities of $437,140,800 were swapped into liabilities of U.S.$414,800,000.

Foreign Exchange Swaps

From October 1, 2009 through November 30, 2009, $249,210,147 was swapped into U.S.$233,795,672, of which $33,952,547 (U.S.$32,995,672) remained outstanding as of November 30, 2009 and due to mature on January 21, 2010.